UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2016

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices)

(917)  368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On May 5,  2016, Bankrate, Inc. (“Bankrate”) issued a press release announcing its financial and operating results for the first quarter of 2016. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Bankrate also provided electronic presentation slides on its website at investor.bankrate.com for reference in connection with the investor call on May 5, 2016.  A copy of the electronic presentation slides is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Bankrate is furnishing the information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the U.S. Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are furnished herewith:

99.1Press Release dated May 5,  2016

99.2Electronic Presentation Slides for May 5, 2016 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	BANKRATE, INC.
	By:	/s/ Steven D. Barnhart
Steven D. Barnhart SVP, Chief Financial Officer